MERRILL LYNCH
EMERGING TIGERS
FUND, INC.



[FUND LOGO]
STRATEGIC
         Performance



Quarterly Report

February 28, 1998



Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets,currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term invest-ment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not asa complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Emerging Tigers Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                              #17033 -- 2/98



[RECYCLE LOGO]
Printed on post-consumer recycled paper



MERRILL LYNCH EMERGING TIGERS FUND, INC.

[GRAPHIC OMITTED] Map Depicting the Fund's Asset Allocation
As a Percentage* of Net Assets as of February 28, 1998

INDIA                           12.1%
INDONESIA                        3.3%
MALAYSIA                        19.5%
THAILAND                         7.3%
SINGAPORE                       18.7%
CHINA                           13.5%
INDOCHINA                        0.8%
PHILIPPINES                      6.6%

* Total may not equal 100%.



Merrill Lynch Emerging Tigers Fund, Inc., February 28, 1998

DEAR SHAREHOLDER

Investment Outlook
January was a difficult month for the emerging tiger stock markets. The third wave of currency devaluations started rolling across Asia. Initially, the devaluations were caused primarily by a complete loss of confidence in the Indonesian government's handling of the currency crisis. President Suharto seemed unable to meet International Monetary Fund (IMF) conditions that he had agreed to abide by last October. Currencies and stock markets fell sharply in the first three weeks of the month.

However, after the Chinese New Year break, stock markets started to recover in February. Investors perceived that many of the markets had been oversold in the past three months and stocks appeared undervalued. The markets turned around sharply and quickly in the first two weeks of February, causing many of the large-capitalization, highly liquid stocks to become fairly valued, or even overvalued, in a brief span of time. For example, the Malaysian stock market rallied by 25% in one day. These rapid and large increases in share prices can be explained by the diminished size of the Asian stock markets, especially in US dollar terms, over the last few months. Prices can be pushed up with just a relatively small amount of money flowing into a stock market.

The stock markets in The People's Republic of China were relatively flat over the period. China's currency, the Renminbi, has been largely unscathed during the Asian crisis. The large current account surplus and the country's closed capital accounts are the main reasons for the Renminbi's stability. However, the economy is slowing down because of slowing domestic demand and declining exports. Unemployment will continue to rise in the next year as the restructuring of state-owned enterprises leads to layoffs. Infrastructure, which the government has given a high priority, is the one area in which there will be an increase in spending. This sector will therefore see some good growth in the next few years. The Fund has been increasing its exposure to Chinese infrastructure-related companies such as New World Infrastructure Ltd., Beijing Datang Power Generation Company Limited and China Telecom (Hong
Kong) Limited.

The Malaysian government has been taking some steps toward shoring up confidence in the country. The Deputy Prime Minister announced measures to cut government spending on large infrastructure projects, encourage mergers of financial institutions, and increase the capitalization of banks. In addition, investment restrictions have been eased to allow non-bumiputera to increase their stakes in Malaysian companies. Bumiputeras (sons of the earth) are considered the original natives of the country. Now, Malaysians of Chinese and Indian extraction can purchase higher stakes in Malaysian companies. On the one hand, this measure is a positive move toward greater deregulation. On the other hand, investors suspect it may be a bailout for bumiputera-held companies, which are highly leveraged and technically insolvent.
This new measure will be judged by the terms of future acquisitions and mergers that take place.

Malaysia is still following a fairly loose monetary policy. Instead of allowing bankruptcies to occur (especially high-profile companies), the government has been trying to keep them afloat by injecting liquidity into the financial system. However, an expanding money supply may increase the risk of much higher inflation. In addition, prices of imports, particularly foods, are rising as a result of the currency devaluation. The Fund is still underweight in the Malaysian market, although we have increased the weighting slightly over the past two months. Our Malaysian investments are highly defensive, and most of our Malaysian investments have positive net cash flows and resilient earnings. We are underweight in the banking sector and have little exposure to the property market in Malaysia.

Unfortunately, the Singapore economy is closely linked to the economies of its ASEAN (Association of South East Asian Nations) neighbors through exports. As a result, recessions in other ASEAN countries will have a very negative impact on Singapore's growth. Its banks have also lent money to companies in the region, so non-performing loans are expected to increase significantly for Singapore's banks. However, Singapore's economy is in much better shape than any other ASEAN country because it runs a large current account and budget surplus, and the central bank has very large foreign exchange reserves. For these reasons, the country will probably weather the region's economic downturn relatively well. As with the other countries, the Fund is underweight in the banking and property sectors in Singapore. We have a significant position in electronics companies, which are export-oriented and have a substantial portion of their revenues denominated in US dollars. We have recently purchased shares of Creative Technology Ltd., a soundcard manufacturer, Venture Manufacturing (Singapore) Ltd., a components and project sub-contractor, and additional shares of Elec & Eltek International Company Ltd., a maker of printed circuit boards.

The Thai economy continues to contract. Banks are now in the process of recapitalization, and the weakest institutions have been taken over by the government. The Thai authorities have made good-faith efforts to restructure the economy and to pull it out of its distress. Bankruptcy laws are starting to be put in place, which will help lend stability to the asset markets. The real economy is going to slow down very dramatically this year, and earnings are likely to fall significantly. However, if the government continues to reform and restructure both the financial and economic systems, we believe that the economy should recover next year. The Fund has increased its exposure to Thailand. Half of our positions are in convertible bonds, which offer attractive yields and downside protection. We have recently added Advanced Info Service Public Co. Ltd., a mobile telephone operator that has a good balance sheet and is likely to win market share in the next year. We have also added BEC World Public Company Ltd., a television broadcaster with net cash and strong market position.

Unlike Thailand, Indonesia has still not taken convincing steps toward restructuring its financial and economic systems. Monopolies have not been dismantled and bank recapitalizations have been moving very slowly. The government considered creating a currency board, but abandoned the idea when the United States and the IMF said they would not support it. The Indonesian rupiah has fallen by about 75%, and most companies in the country are technically insolvent at the current rate of exchange. The government must take measures that demonstrate that it is serious about tackling Indonesia's problems in order to stabilize the currency. The Fund is currently underweight in this market, since we believe that it has probably the most distressed economy in the region. Our exposure to the country is largely through one company, Gulf Indonesia Resources Ltd., which is an oil and gas company and therefore earns revenues in US dollars.

The Philippines has been relatively resilient in the past few months, although its currency was not immune from the "Asian contagion." The country only entered the Asian economic growth circle recently, and therefore has not built up the same level of excesses as some of its neighbors. In addition, it was already in an IMF-assistance program. Two countries in Asia have continued to show relatively strong export growth during the past seven months. The Philippines is one country, and China is the other. The Fund has maintained a neutral weighting in the country throughout the crisis and its holdings are unchanged.

Outlook and Strategy
As stated in our last report to shareholders, we expect the Asian markets to experience very deep retrenchments in the coming year. The IMF conditions impose bitter but necessary medicine. It appears that while some countries, such as Thailand and South Korea, are willing to accept the stringent IMF criteria, some appear to remain in denial. Malaysia and Indonesia fall into the latter category. Depending on the reforms taken, 1998 should be the worst year in terms of economic growth for many of these countries. However, the longer a country delays reform, the longer the work- out period will be.

We believe that the region can now be divided into tiers based on the strength of economies and reform measures. The first tier consists of those countries with stronger economies and better economic infrastructure. Taiwan, Hong Kong and Singapore fit into this group. The second tier consists of countries that have deep economic problems, but their governments are taking steps to address these problems. Thailand, South Korea and the Philippines fall into this category. The last tier consists of countries that have deep economic problems and have not taken sufficient steps to address them, such as Indonesia and Malaysia. China and India have not been included in any of these categories because their capital accounts are still not open, and they have been largely unaffected by the recent financial crisis.

In general, we prefer to overweight the first and second tier countries, and underweight the third tier countries. We are also overweight in India and China because they are more removed from the problems plaguing the other Asian countries. Over the past quarter, we have increased our equity positions while our cash and cash equivalents position has decreased to 17.9% from 27.2%. As we have discussed, our purchases have been defensive ones. We continue to maintain our hedges on the Singapore dollar and the Malaysia ringgit.

The tiger stock markets have rallied quite strongly in February and stocks have now become fairly or even over valued in local currency terms. It is unlikely that the markets will continue to run up so strongly in the next few months. A correction is expected to occur, at which time we may increase our equity investments, if valuations should become more attractive.

In Conclusion
We thank you for your investment in Merrill Lynch Emerging Tigers Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/KARA TAN BHALA
Kara Tan Bhala
Senior Vice President and
Portfolio Manager

March 30, 1998



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent
Performance
Results*

                                                12 Month         3 Month      Since Inception
                                              Total Return     Total Return     Total Return
ML Emerging Tigers Fund, Inc. Class A Shares     -49.44%          +3.61%           -39.70+%
ML Emerging Tigers Fund, Inc. Class B Shares     -49.94           +3.36            -46.56
ML Emerging Tigers Fund, Inc. Class C Shares     -49.94           +3.37            -46.62
ML Emerging Tigers Fund, Inc. Class D Shares     -49.61           +3.46            -45.93

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception dates are:
  Class A Shares, 3/4/94; and Class B, Class C and Class D Shares, 6/10/96.

+ Performance results for Class A Shares prior to June 10, 1996 are for the period when the
  Fund was closed-end.




Average Annual
Total Return

                                    % Return Without     % Return With
                                      Sales Charge       Sales Charge**
Class A Shares*
Year Ended 12/31/97                      -49.70%            -52.34%
Inception (3/4/94) through 12/31/97      -13.69             -14.90

 * Maximum sales charge is 5.25%.
** Assuming maximum sales charge.


                                        % Return            % Return
                                      Without CDSC         With CDSC**
Class B Shares*
Year Ended 12/31/97                      -50.25%            -52.24%
Inception (6/10/96) through 12/31/97     -35.50             -36.75

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                                        % Return            % Return
                                      Without CDSC         With CDSC**
Class C Shares*
Year Ended 12/31/97                      -50.25%            -50.75%
Inception (6/10/96) through 12/31/97     -35.55             -35.55

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                                    % Return Without     % Return With
                                      Sales Charge       Sales Charge**
Class D Shares*
Year Ended 12/31/97                      -49.87%            -52.50%
Inception (6/10/96) through 12/31/97     -35.05             -37.26

 * Maximum sales charge is 5.25%.
** Assuming maximum sales charge.





SCHEDULE OF INVESTMENTS                                                                                             (in US dollars)

                                     Shares Held/                                                                       Percent of
COUNTRY     Industries               Face Amount   Long-Term Investments                        Cost           Value    Net Assets

China       Appliances               1,453,000     Guangdong Kelon Electrical
                                                   Holdings Co., Ltd. (Class H)              $1,884,097     $1,623,411     2.2%
            Conglomerates            1,399,400     Guangdong Investments, Ltd.                1,081,762        704,942     1.0
                                       496,000     Shanghai Industrial Holdings Ltd.          1,257,388      2,152,622     2.9
                                                                                            -----------    -----------   ------
                                                                                              2,339,150      2,857,564     3.9
            Infrastructure             263,000     New World Infrastructure Ltd.                711,034        696,396     0.9
                                 US$ 1,611,000     New World Infrastructure Ltd.,
                                                   5% due 7/15/2001                           2,023,074      1,772,100     2.4
                                                                                            -----------    -----------   ------
                                                                                              2,734,108      2,468,496     3.3
            Telecommunications         838,500     China Telecom (Hong Kong) Limited          1,313,410      1,521,690     2.1
            Utilities -- Electric    2,876,000     Beijing Datang Power Generation
                                                   Company Limited (Class H)                  1,637,223      1,467,347     2.0
                                                                                            -----------    -----------   ------
                                                   Total Long-Term Investments in China       9,907,988      9,938,508    13.5
                                                                                            ===========    ===========   ======

India       Banking & Financial         77,600     State Bank of India (GDR)**                1,187,470      1,540,360     2.1
            Electric & Gas             168,000     Mahanagar Telephone Nigam Ltd. (GDR)**     2,008,944      2,856,000     3.9
            Financial Services          45,181     Housing Development Finance
                                                   Corporation Ltd.                           2,812,530      3,476,635     4.7
            Telecommunications          81,000     Videsh Sanchar Nigam Ltd. (GDR)**          1,311,500      1,053,000     1.4
                                                                                            ===========    ===========   ======
                                                   Total Long-Term Investments in India       7,320,444      8,925,995    12.1

Indochina   Mutual Funds               136,300     Vietnam Frontier Fund                      1,403,890        613,350     0.8
                                                                                            ===========    ===========   ======
                                                   Total Long-Term Investments in Indochina   1,403,890        613,350     0.8

Indonesia   Food                     2,166,000     P.T. Davomas Abadi 'Foreign'               1,889,664        346,560     0.5
            Oil -- Related             109,200     Gulf Indonesia Resources Ltd. (ADR)*       2,303,596      2,047,500     2.8
                                                                                            ===========    ===========   ======
                                                   Total Long-Term Investments in Indonesia   4,193,260      2,394,060     3.3

Malaysia    Banking                    301,000     Public Bank BHD 'Foreign'                    177,871        180,436     0.2
            Building & Construction  1,766,000     I.J.M. Corp. BHD                           3,074,469        919,090     1.2
            Consumer Products          655,500     Amway (Malaysia) Holdings BHD              2,577,576      1,455,674     2.0
            Diversified Companies       21,000     YTL Corporation BHD                           37,675         36,335     0.0
            Financial Services   US$   230,000     Leader Universal Holdings BHD,
                                                   2.75% due 5/05/2004                          167,750        163,300     0.2
            Industrial                 813,575     O.Y.L. Industries BHD                      3,647,513      2,926,210     4.0
            Insurance                1,278,000     MNI Holdings BHD                           3,982,108      2,611,717     3.6
            Leisure                    585,000     Berjaya Sports Toto BHD                    1,153,771      1,641,826     2.2
                                       173,000     Genting BHD                                  613,496        575,095     0.8
                                        85,000     Resorts World BHD                            205,223        185,286     0.3
                                       635,000     Sime Darby BHD                               809,941        830,518     1.1
                                                                                            -----------    -----------   ------
                                                                                              2,782,431      3,232,725     4.4
            Publishing               1,333,000     Star Publications (Malaysia) BHD           3,528,662      2,415,381     3.3
            Telecommunications   US$   560,000     Telekom Malaysia BHD, Convertible Bonds,
                                                   4% due 10/03/2004                            452,920        457,800     0.6
                                                                                            ===========    ===========   ======
                                                   Total Long-Term Investments in Malaysia   20,428,975     14,398,668    19.5

Philippines Conglomerates              307,860     Benpres Holdings Corp. (GDR)**             2,423,778        956,737     1.3
            International Trade  US$   231,000     International Container Terminal
                                                   Services, Inc., 1.75% due 3/13/2004          149,188        184,800     0.3
            Real Estate          US$ 1,315,000     AC International Finance,
                                                   1.74% due 12/08/2000 (a)                   1,251,054      1,045,425     1.4
                                     1,478,125     Ayala Land, Inc. 'B'                       1,256,677        744,647     1.0
                                                                                            -----------    -----------   ------
                                                                                              2,507,731      1,790,072     2.4
            Retail                   7,486,346     SM Prime Holdings, Inc.                    1,229,712      1,395,440     1.9
            Utilities -- Electric      174,956     Manila Electric Co. (MERALCO) 'B'            983,374        524,427     0.7
                                                                                            ===========    ===========   ======
                                                   Total Long-Term Investments
                                                   in the Philippines                         7,293,783      4,851,476     6.6

Singapore   Airlines                   269,000     Singapore Airlines Ltd. 'Foreign'          2,565,787      1,998,762     2.7
            Banking                     75,000     Development Bank of Singapore Ltd.           769,579        589,783     0.8
                                        62,400     United Overseas Bank Ltd. 'Foreign'          344,062        340,012     0.5
                                                                                            -----------    -----------   ------
                                                                                              1,113,641        929,795     1.3
            Consumer -- Electronics     27,000     Creative Technology Ltd.                     652,190        627,750     0.8
            Electronics                456,500     Elec & Eltek International Company Ltd.    2,050,708      2,807,475     3.8
                                       639,000     Venture Manufacturing (Singapore) Ltd.     2,051,960      2,453,127     3.3
                                                                                            -----------    -----------   ------
                                                                                              4,102,668      5,260,602     7.1
            Industrial                 863,000     Clipsal Industries Ltd.                    2,200,509      1,674,220     2.3
            Publishing & Broadcasting  169,800     Singapore Press Holdings Ltd. 'Foreign'    2,539,866      2,439,232     3.3
            Real Estate                192,000     City Developments Ltd.                     1,263,877        873,808     1.2
                                                                                            ===========    ===========   ======
                                                   Total Long-Term Investments in Singapore  14,438,538     13,804,169    18.7

Thailand    Banking & Finance    US$   390,000     Bangkok Bank Public Company Ltd.,
                                                   1.50% due 8/07/2006                          325,675        351,000     0.5
            Communications             137,600     Advanced Info Service Public Co. Ltd.
                                                   'Foreign'                                    703,037      1,049,600     1.4
            Industrial           US$ 1,070,000     Banpu Public Company Ltd., 2.75%
                                                   due 4/10/2003                                690,086        749,000     1.0
                                 US$   623,000     Cogeneration Public Company Ltd.,
                                                   2.50% due 2/12/2007                          414,853        417,410     0.6
                                                                                            -----------    -----------   ------
                                                                                              1,104,939      1,166,410     1.6
            Oil -- Related             128,600     PTT Exploration and Production Public
                                                   Company Ltd. 'Foreign'                     1,056,078      1,674,791     2.3
            Television                  41,200     BEC World Public Company Ltd.                186,914        241,451     0.3
                                       152,100     BEC World Public Company Ltd. 'Foreign'      656,497        891,377     1.2
                                                                                            -----------    -----------   ------
                                                                                                843,411      1,132,828     1.5
                                                                                            -----------    -----------   ------
                                                   Total Long-Term Investments in Thailand    4,033,140      5,374,629     7.3
                                                                                            ===========    ===========   ======
                                                   Total Long-Term Investments               69,020,018     60,300,855    81.8
                                                                                            ===========    ===========   ======

                                                   Short-Term Investments
United      Commercial Paper***  US$ 2,000,000     Atlantic Asset Securitization Corporation,
States                                             5.52% due 3/12/1998                        1,996,320      1,996,320     2.7
                                                   Finova Capital Corp.:
                                     2,000,000        5.50% due 3/06/1998                     1,998,167      1,998,167     2.7
                                       600,000        5.48% due 3/10/1998                       599,087        599,087     0.8
                                     1,990,000     General Motors Acceptance Corp.,
                                                   5.69% due 3/02/1998                        1,989,371      1,989,371     2.7
                                       500,000     Goldman Sachs Group LLC,
                                                   5.42% due 3/13/1998                          499,021        499,021     0.7
                                     2,000,000     Lexington Parker Capital LLC,
                                                   5.51% due 3/06/1998                        1,998,163      1,998,163     2.7
                                                                                            -----------    -----------   ------
                                                                                              9,080,129      9,080,129    12.3
            US Government Agency     4,000,000     Federal Home Loan Mortgage Corp., 5.41%
            Obligations***                         due 3/12/1998                              3,992,787      3,992,787     5.4
                                                                                            -----------    -----------   ------
                                                   Total Investments in
                                                   Short-Term Securities                     13,072,916     13,072,916    17.7
                                                                                            ===========    ===========   ======
            Total Investments                                                               $82,092,934     73,373,771    99.5
                                                                                            ===========
            Unrealized Appreciation on Forward Foreign Exchange Contracts****                                  251,980     0.3
            Other Assets Less Liabilities                                                                      146,772     0.2
                                                                                                           -----------   ------
            Net Assets                                                                                     $73,772,523   100.0%
                                                                                                           ===========   ======
            Net Asset Value: Class A -- Based on net assets of $60,176,653 and 7,164,243 shares outstanding      $8.40
                                                                                                           ===========
                             Class B -- Based on net assets of $7,811,781 and 941,464 shares outstanding         $8.30
                                                                                                           ===========
                             Class C -- Based on net assets of $3,660,343 and 441,663 shares outstanding         $8.29
                                                                                                           ===========
                             Class D -- Based on net assets of $2,123,746 and 253,309 shares outstanding         $8.38
                                                                                                           ===========

 (a) Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
   * American Depositary Receipts (ADR).
  ** Global Depositary Receipts (GDR).
 *** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time purchase by the Fund.
**** Forward foreign exchange contracts sold as of February 28, 1998 were as follows:

                                         Expiration     Unrealized
Foreign Currency Sold                       Date       Appreciation

MYR             17,139,115              May 1998         $188,734
SGD             11,962,965              November 1998      63,246
Total Unrealized Appreciation on
Forward Foreign Exchange Contracts --
Net (US$ Commitment -- $12,253,647)                      $251,980
                                                         ========






EQUITY PORTFOLIO CHANGES

For the Quarter Ended February 28, 1998

Additions

Advanced Info Service Public Co. Ltd. 'Foreign'
BEC World Public Company Ltd.
BEC World Public Company Ltd. 'Foreign'
Creative Technology Ltd.
Genting BHD
Mahanagar Telephone Nigam Ltd. (GDR)
Public Bank BHD 'Foreign'
Resorts World BHD
Sime Darby BHD
State Bank of India (GDR)
Venture Manufacturing (Singapore) Ltd.
YTL Corporation BHD

Deletions

Beijing Enterprises Holdings Limited
China Merchants Holdings International Co. Ltd.
China Resources Enterprise Ltd.
DBS Land Ltd.
Guangshen Railway Company (Class H)
IFB Industries Ltd.
International Container Terminal Services, Inc.
P.T. Citra Marga Nusaphala Persada
P.T. Fiskaragung Perkasa
P.T. Great River International 'Foreign'
P.T. Hanjaya Mandala Sampoerna 'Foreign'
P.T. Telekomunikasi Indonesia (Persero) (ADR)
Southeast Asia Frontier Fund
Uniwide Holdings, Inc.



PORTFOLIO INFORMATION

As of February 28, 1998

                                                   Percent of
Ten Largest Equity Holdings                        Net Assets
Housing Development Finance Corporation Ltd.          4.7%
O.Y.L. Industries BHD                                 4.0
Mahanagar Telephone Nigam Ltd. (GDR)                  3.9
Elec & Eltek International Company Ltd.               3.8
MNI Holdings BHD                                      3.6
Venture Manufacturing (Singapore) Ltd.                3.3
Singapore Press Holdings Ltd. 'Foreign'               3.3
Star Publications (Malaysia) BHD                      3.3
Shanghai Industrial Holdings Ltd.                     2.9
Gulf Indonesia Resources Ltd. (ADR)                   2.8



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Kara W.Y. Tan Bhala, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
James W. Harshaw, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Wall Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863